U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

AVANI INTERNATIONAL GROUP INC.

(Name of Small Business Issuer in its charter)

Nevada                 000-23319                      88-0367866

(State of           Commission File No.        (I.R.S. Employer

Incorporation)                                 I.D. Number)

108-2419 Bellevue Ave. West Vancouver, B.C. V7V 4T4 Canada

(Address of principal executive offices)              (Zip Code)

Registrant's telephone number (604)-913 2386

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Change in Control of Registrant.

On April 21, 2010, Robert Wang, the Company’s former President and Chairman, transferred to Mr. Dennis Robinson, the Company’s current President and Chairman, the 1,000,000 shares of Class A-Super Voting Preferred Stock of the Company (“Preferred Stock”) previously held by Mr. Wang. Each share of the Preferred Stock carries 2,000 votes on matters submitted to shareholders for voting purposes. No other rights or privileges are attendant to the Preferred Stock.

The following table will identify, as of April 21, 2010, after giving effect to the transfer of the Preferred Stock as mentioned above, the number and percentage of outstanding shares of common stock and preferred stock of the Company owned by (i) each person known to the Company who owns more than five percent of the outstanding common stock, (ii) each officer and director, and (iii) and officers and directors of the Company as a group. Except as otherwise indicated, the address of each party is the address of the Company. The following is based on 17,582,698 and 1,000,000 shares of common stock and preferred stock, respectively, outstanding as of April 21, 2010, except that shares of common stock underlying options or warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants.

Title

Name and Address

Amount and nature

Percent

of Class

of Beneficial Owner

Beneficial Ownership

of Class

Dennis Robinson

Common Stock

-0-

 0%

Chairman, President,

Preferred Stock

    2,000,000,000(1)

100%

Principal Financial Officer,

Treasurer And Director

Jeffrey Lightfoot

Common  Stock

-0-

 0%

Director

Preferred Stock

-0-

 0%

MX Power Systems, Co. Ltd.

Common Stock

        2,500,000

14.2%

Preferred Stock

-0-

 0%

Chin Yen Ong

Common  Stock

        4,912,503

28%

106 Taman Sri Selayang

Preferred Stock

-0-

 0%

68100 Batu Caves, Selangor

Malaysia

Tee Ah Siew

Common

Stock

        4,085,017

23.2%

No.6 Jalan 7,Kaw 15

Preferred Stock

-0-

 0%

Taman Seng Chai

41300 Kelang

Selangor Darul Ehsan

Malaysia

Officers and

Common Stock

-0-

     0%

Directors,

Preferred Stock

    2,000,000,000(1)

  100%

as  a group (2 persons)

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(1). Based on 1,000,000 outstanding shares of the Company’s Class A Super Voting Preferred Stock after giving effect to the 2,000 to 1 common voting rights per share.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.

April 30, 2010

/s/ Dennis Robinson

Dennis Robinson

Chairman, President,

Principal Financial Officer

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